UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 3, 2005


 Commission   Registrant, State of Incorporation, Address   I.R.S. Employer
 File Number             and Telephone Number              Identification No.
 -----------           --------------------                   ----------------

 1-8809     SCANA Corporation                                       57-0784499
            (a South Carolina corporation)
            1426 Main Street, Columbia, South Carolina 29201
            (803) 217-9000

 1-3375     South Carolina Electric & Gas Company                   57-0248695
            (a South Carolina corporation)
            1426 Main Street, Columbia, South Carolina 29201
            (803) 217-9000

 1-11429 Public Service Company of North Carolina, Incorporated 56-2128483 (a South Carolina corporation)
            1426 Main Street, Columbia, South Carolina 29201
               (803) 217-9000


                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


This combined Form 8-K is separately filed by SCANA Corporation, South Carolina Electric & Gas Company and Public Service Company of North Carolina, Incorporated. Information contained herein relating to any individual company is filed by such company on its own behalf. Each company makes no representation as to information relating to the other companies.

Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


     On February 3, 2005, SCANA Corporation (SCANA) and H. Thomas Arthur, formerly the general counsel of SCANA, South Carolina Electric & Gas Company (SCE&G) and Public Service Company of North Carolina, Incorporated, and formerly a named executive officer of SCANA and SCE&G, entered into a consulting agreement which is filed as an exhibit to this Form 8-K. Under the agreement, Mr. Arthur will assist and advise SCANA concerning special projects for its gas transmission operations. Such projects may involve legal, regulatory or related matters. The agreement is effective January 3, 2005 through December 31, 2006, unless terminated earlier as provided in the agreement.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

             Exhibit 99.1     Consulting Agreement

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.



                                           SCANA Corporation
                                South Carolina Electric & Gas Company
                        Public Service Company of North Carolina, Incorporated
                                            (Registrants)




February 8, 2005                    By:     s/James E. Swan, IV
                                         -----------------------------------
                                            James E. Swan, IV
                                              Controller

                                  EXHIBIT INDEX


99.1     Consulting Agreement